UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  January 31, 2001
                                                     ----------------

                    NEWPORT INTERNATIONAL GROUP INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

    Delaware                    0-30587                   23-3030650
 ---------------              ------------            -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)            Identification No.)
 incorporation)

          11863 Wimbledon Circle, #418, Wellington, FL 33414
          ---------------------------------------------------
          (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (561) 389-6725
                                                       --------------
                    Conservation Anglers Mfg., Inc.
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)

Item 5.  Other Events.

On January 31, 2001, the Registrant filed an Amendment to its
Certificate of Incorporation pursuant to which the name of the Registrant was changed from "Conservation Anglers Mfg., Inc." to
"Newport International Group Inc."

The Registrant changed its name to Newport International Group Inc. to better reflect and describe the Registrant's current strategic direction. The Registrant is a real estate holding company that specializes in large scale commercial, industrial and residential property development. And through its wholly owned subsidiary C. Anglers Mfg. Inc., the Registrant is a pioneer in the biodegradable chemical manufacturing industry offering lead free solutions to various industrial needs.

The Registrant's name change will become effective following expiration of a statutory SEC notice period, which is scheduled to occur on January 31, 2001.

Item 7.  Exhibits.

(c) Exhibits. The following document is being filed herewith by the Registrant as an exhibit to this Current Report on Form 8-K:

    3.1 Certificate of Amendment to the Certificate of Incorporation of Conservation Anglers Mfg., Inc.
         dated January 31, 2001.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEWPORT INTERNATIONAL GROUP INC.
                                     [Registrant]


DATED: February 5, 2001              By: /s/ Solomon Lam
       ----------------              ---------------------------
                                     Solomon Lam
                                     President & Director



                          EXHIBIT INDEX

 EXHIBIT                                DESCRIPTION
 -------                                -----------

 3.1 Certificate of Amendment to the Certificate of Incorporation of Conservation Anglers
                         Mfg., Inc. dated January 31, 2001.